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                                                                   Exhibit 10.12

                           KORN/FERRY INTERNATIONAL

               DEFERRED COMPENSATION ELECTION FORM - APRIL 1998

         THIS FORM MUST BE COMPLETED AND RETURNED TO CHARLES RAFOWICZ
            IN THE LOS ANGELES OFFICE NO LATER THAN APRIL 22, 1998.

Full Name (print or type):______________________________Soc. Sec. No.___________

FISCAL 1998 BONUS AWARD - DISCRETIONARY PORTION: I hereby irrevocably elect to defer the receipt of the following amount from any Discretionary Portion of the Fiscal 1998 bonus to be awarded to me on April 30, 1998 (minimum deferral of $5,000 or 5% whichever is greater, maximum deferral of 100%): PLEASE COMPLETE ONLY ONE

     A. $_________ -OR- B._________% -OR- C.________% in excess of $________

REMAINING 1998 BASE SALARY: I hereby irrevocably elect to defer the receipt of the following portion of my base salary compensation beginning May 1, 1998 through December 31, 1998 ($5,000 or 5% minimum whichever is greater, maximum 90%):
PLEASE COMPLETE ONLY ONE

     A. $_________ -OR- B._________% per pay period


In making this election to defer compensation, I acknowledge and certify that:

 .    Korn/Ferry International, at its sole and complete discretion, may reduce the amounts to be deferred by me under this program.

 .    The amounts deferred will be paid to me on April 30, 1999 with interest equal to Korn/Ferry International's bank borrowing rate compounded annually.

 .    If I terminate employment with Korn/Ferry International, retire, or die prior to April 30, 1999, the amounts deferred plus interest will be paid to me or to my beneficiary on April 30, 1999.

 .    The deferral of salary and/or bonus compensation may reduce the amount of contributions I might be eligible to make or Korn/Ferry International company contributions I might be eligible to receive under the Employee Tax Deferred Compensation (401k) Plan for the 1998 Plan Year and/or the 1999 Plan Year.

 .    My election to defer receipt of compensation is not due to reliance upon any financial or tax advice given by Korn/Ferry International.

 .    Under current interpretation of the law, my deferral should serve to reduce income for Federal income tax purposes, but the Internal Revenue Service has not and will not give a ruling to that effect.

__________________________________________             _______________
Signature                                               Date

================================================================================
FOR COMPANY USE ONLY

Deferral accepted as follows:

     Discretionary Bonus deferral: $________, __________, % (_____% in excess $________)

     Salary Compensation deferral: $___________, ___________% per 16 pay periods

By ___________________________________________       Date___________________